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                       SUPPLEMENT DATED OCTOBER 28, 1996

                                       TO

                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1996

                                       OF

                        STRONG SCHAFER VALUE FUND, INC.



                 The following paragraph is inserted under "Purchase, Redemption and Pricing of Shares" immediately after the fourth paragraph thereof:

                 "The Fund, in its discretion, may permit an investor to purchase shares of the Fund at net asset value in exchange for securities held by the investor, provided that the Fund may acquire such securities consistent with its investment policies. For purposes of determining the number of Fund shares to be received in exchange for any accepted securities, the Fund will value such securities in the same manner as is used by the Fund to value its own assets."